                                                                   EXHIBIT 10.20


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

                              COMMON STOCK WARRANT

                                       OF

                          INSIGHT IMAGING SYSTEMS, INC.


                                 MARCH 23, 1994


     THIS CERTIFIES THAT, for a purchase price of $0.001 per share, The William
W. Stevens and Virda J. Stevens Trust, dated October 17, 1986 (the "Warrantholder") is entitled to purchase from Insight Imaging Systems, Inc., a California corporation (the "Company"), up to 5,000 shares of the Company's Common Stock ("Common Stock"), at a purchase price of Fifty Cents ($0.50) per share (the "Exercise Price"), such price and the shares issuable upon exercise hereof being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

     Upon delivery of this Warrant, together with payment of the Exercise Price multiplied by the total number of shares of Common Stock thereby purchased (the "Aggregate Exercise Price"), at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The date at which the Company receives (i) this Warrant and (ii) payment for the shares of Common Stock, either by payment in cash, or by check, or wire transfer, shall be referred to herein as the "Exercise Date." All shares of Common Stock which may be issued upon the exercise of this Warrant shall upon issuance, be fully paid and non-assessable.

     This Warrant is subject to the following terms and conditions:

     1.   EXERCISE OF WARRANT.

          1.1 TIME OF EXERCISE. This Warrant may be exercised in whole or in part on or after the date hereof and prior to the earlier of (i) the fifth anniversary date of the issuance of this Warrant, (ii) the closing of (A) a sale of all or substantially all of the Company's assets or (B) the merger or consolidation of the Company with another corporation whereby the Company's shareholders immediately prior to such merger or consolidation will hold less than 50% of the outstanding securities of the surviving corporation immediately following such merger or consolidation (such sale, merger or consolidation referred to herein as a "Sale of the Company"), and (iii) the closing of an underwritten public offering of the Company's equity securities pursuant to a registration - statement under the Securities Act of 1933, as amended (the "Act"), with net proceeds to the Company of at least $7,500,000
(an "IPO").

          1.2 METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 1. 1 above, the Warrantholder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant at the principal office of the Company; and

               (b) subject to Section 1.3 below, the payment to the Company by wire transfer or check of the Aggregate Exercise Price for all shares of Common Stock purchased.

          1.3 NET EXERCISE. Subject to the Company's consent, in lieu of "exercising this Warrant under the terms of Section 1.2 above, the Warrantholder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                    X    =    Y (A-B)
                              -------
                                 A

     Where

               X - The number of shares of Common Stock to be issued to the Warrantholder.

               Y - The number of shares of Common Stock purchaseable under this Warrant.

               A - The Fair Market Value (as defined below) of one share of the Common Stock.

               B - The Exercise Price (as adjusted to the date of such calculations).

     For purposes of this Section 1.3, the "Fair Market Value" of the Common Stock shall equal the actual initial offering price of shares of Common Stock in an IPO, the actual purchase price of shares of Common Stock in a Sale of the Company, or as determined in good faith by the Board of Directors of the Company.

          1.4 CERTIFICATES FOR SHARES. The Company shall, within 30 days-after the Exercise Date, prepare a certificate for the shares of Common Stock purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). In case the Warrantholder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such shares and deliver such new warrant to the Warrantholder.

     2. TRANSFER OF WARRANT. This Warrant and all rights hereunder are not transferable.

     3.   CERTAIN ADJUSTMENTS.

          3.1 DATE OF REPAYMENT OF NOTE. If the Promissory Note of even date herewith issued to the Warrantholder in conjunction with this Warrant (the "Note") remains outstanding for greater than 29 days, the number of shares of Common Stock for which this Warrant may be exercised shall be increased to equal the sum of (x) the number of shares of Common Stock for which this Warrant is initially exercisable and (y) the product resulting from multiplying (a) the amount of principal of such Note by (b) the quotient resulting from dividing (i) the product resulting from multiplying (aa) .01 by (bb) the number of complete 30-day periods that the principal under the Note remains unpaid by the Company by (ii) the Exercise Price.

          3.2 SUBDIVISIONS. In case the Company shall at any time fix a record date to effect a split or subdivision of the outstanding shares of the Common Stock, or to determine the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed) the Exercise Price in effect immediately prior to such, subdivision shall be proportionately decreased.

          3.3 COMBINATIONS. In case the Company shall at any time combine the outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased as of the date of such combination.

          3.4 COMMON STOCK DIVIDENDS. If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to

Common Stock, then the Exercise Price per share shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the per share purchase price in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

          3.5 NOTICES. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant pursuant to this Section 3, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each; provided, however, that no such notice need be provided in the event of any increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant pursuant to Section 3.1 herein.

     4. REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER. Warrantholder hereby represents and warrants that:

          4.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant and the shares of stock issuable upon conversion or exercise hereof (collectively, the "Securities") will be acquired for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof and Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Warrantholder does not have any contract, undertaking, agreement, or arrangement with any person to sell transfer, or grant participation to any person with respect to any of the Securities. Warrantholder represents that it has full power and authority to enter into this Warrant.

          4.2 INVESTMENT EXPERIENCE. Warrantholder acknowledges that it is able to fend for itself can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the investment in this Warrant. Warrantholder also represents it has not been organized for the purpose of acquiring this Warrant.

          4.3 ACCREDITED INVESTOR. Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

          4.4 RESTRICTED SECURITIES. Warrantholder understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the only in certain limited circumstances. In this connection, Warrantholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          4.5 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Warrantholder further agrees not to make any disposition of all or any portion of the Securities unless and until there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or (i) Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Warrantholder shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company, that such disposition win not require registration of such shares under the Act. It is agreed that the Company win not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          4.6 RIGHT OF FIRST REFUSAL. It is understood that the Securities are subject to a right of first refusal in favor of the Company, the provisions of which are set forth in Section 64 of the Company's Bylaws.

     5.   MISCELLANEOUS.

          5.1 The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof and all of the obligations of the Company relating to the Common Stock issuable upon exercise of this Warrant shall survive the exercise of this Warrant.

          5.2 No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

          5.3 No fractional share shall be issued upon exercise of this Warrant. The Company shall in lieu of issuing any fractional share, pay Warrantholder a sum in cash equal to the Fair Market Value (as defined in Section 1.3 hereof) of such fraction on the date of exercise.

          5.4 Warrantholder hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of any registered underwritten public offering of Company securities, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company, and all other persons with registration rights enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          5.5 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense win execute and deliver, in lieu thereof a new Warrant of like data and tenor.

          5.6 If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

          5.7 This Warrant shall be governed by the internal laws of the State of California, as applied to contracts between residents of California and to be performed entirely within California, without regard to the application of conflict of law rules.

          5.8 Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

          5.9 Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holder hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                             INSIGHT IMAGING SYSTEMS, INC.

                             By:
                                --------------------------------
                                   Mark W. Stevens, President